SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (date of earliest event reported): December 17, 2001

                           EXTENDED STAY AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                          0-27360              36-3996573
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(State or other jurisdiction             (Commission          (IRS Employer
     of incorporation)                    File Number)       Identification No.)



      l01 North Pine Street, Suite #200, Spartanburg, South Carolina 29302
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (864) 573-1695


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Item 5.  Other Events.

                  On December 17, 2001, Extended Stay America, Inc. (the "Company") announced an amendment, dated as of January 1, 2002, (the "Amendment") of its credit agreement, dated July 24, 2001, by and among the Company, the various lenders party thereto, Morgan Stanley Senior Funding, Inc., as sole Lead Arranger, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents.

                  The Amendment increases the total leverage covenant to 5.25 for the period from January 1, 2002 to March 31, 2003. On April 1, 2003 and thereafter, the total leverage covenant returns to 4.50. The amendment also imposes a pricing grid which increases the interest rate on outside loans under the credit facility by 0.25% from January 1, 2002 through March 31, 2002. Thereafter, the interest rate is increased by 0.25% if total leverage is greater than or equal to 4.25 or by 0.75% if total leverage is greater than 4.75.

                  The Company issued a news release announcing the amendment. A copy of the news release is filed herewith as Exhibit 99.1 to this report. A copy of the Amendment is filed herewith as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits.

         (a) The following exhibits are filed as part of this report on Form 8-K:

                  99.1     Press release dated December 17, 2001.

                  99.2 First Amendment, dated as of January 1, 2002, among Extended Stay America, Inc., the Lenders party to the Credit Agreement referred to therein, Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent.



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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EXTENDED STAY AMERICA, INC.

                                            By:     /s/ Gregory R. Moxley
                                               ---------------------------------
                                               Name:    Gregory R. Moxley
                                               Title:   Chief Financial Officer,
                                                        Vice President, Finance




Date:  December 17, 2001


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                                  EXHIBIT INDEX


Exhibit No.       Descriptions
-----------       ------------

99.1              Press release dated December 17, 2001.

99.2 First Amendment, dated as of January 1, 2002, among Extended Stay America, Inc., the Lenders party to the Credit Agreement referred to therein, Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent


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